UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 2, 2021
___________________________________________________________________

COVENANT LOGISTICS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, Tennessee	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.01 Par Value Class A common stock	CVLG	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [   ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 2, 2021, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Covenant Logistics Group, Inc., a Nevada corporation (the “Company”), approved new annualized base salaries for certain of the Company’s named executive officers as follows:

Named Executive Officer	New Annualized Salary
David R. Parker	$729,858
Samuel F. Hough	$355,144

On July 7, 2021, the Board appointed Dr. Benjamin S. Carson, Sr. to serve as a director of the Company. Dr. Carson will participate in the Company’s director compensation program as described in the Company’s most recent Proxy Statement filed with the Securities and Exchange Commission on April 16, 2021 under the heading “Director Compensation”.

There are no arrangements or understandings between Dr. Carson and any other persons pursuant to which he was elected as a director. Dr. Carson has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Dr. Carson, 69, served as the 17th Secretary of the U.S. Department of Housing and Urban Development (“HUD”) from 2017 to 2021. Dr. Carson is also a world-renowned neurosurgeon who prior to serving as HUD Secretary was involved with more than 15,000 surgical procedures and was the recipient of numerous awards, including the Presidential Medal of Freedom, more than 70 honorary doctorate degrees and the Spingarn Medal, the NAACP’s highest honor. Dr. Carson serves on the board of directors for D.R. Horton, Inc. and has previously served on the board of directors of both The Kellogg Company and Costco Wholesale Corporation. Dr. Carson is the founder and current Chairman of the American Cornerstone Institute. Dr. Carson is on the board of directors of the Carson Scholars Fund, an organization he and his wife, Mrs. Candy Carson, founded in 1994.  Throughout his distinguished career, Dr. Carson contributed to the field of medicine through the thousands of surgeries he performed and the many leadership positions he held, including serving as Director of the Division of Pediatric Neurosurgery at The Johns Hopkins Medical Institutions from 1984 to 2013 as well a Professor of Neurological Surgery, Oncology, Plastic Surgery and Pediatrics at The Johns Hopkins Medical Institutions from 1999 to 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT LOGISTICS GROUP, INC.
(Registrant)

Date: July 8, 2021	By:	/s/ Joey B. Hogan
Joey B. Hogan
President